Exhibit (c) (2)

445 Park Avenue New York, NY 10022-4406 (212) 371-8300 One Post Office Square Boston, MA 02109 (617) 457-0900 3000 Sand Hill Road, Building 2 Menlo Park, CA 94025 (650) 854-9111 One Ferry Building San Francisco, CA 94111 (415) 262-4860 Presentation to the Board of Directors September 11, 2006 Project Meteor Confidential

Presentation Basis This presentation was prepared on a confidential basis exclusively for the benefit and use of the Board of Directors of “Meteor” (the “Company”) to evaluate the fairness from a financial point of view of the transaction described herein. It is not a recommendation as to how any Board member should vote, and does not carry any right of publication or disclosure. Neither this presentation nor any of its contents may be used for any other purpose without the prior written consent of Needham & Company, LLC. The information contained in this material was obtained from the Company and other sources. Any financial estimates and projections contained herein have been prepared by management or are based upon such estimates and projections, and involve numerous and significant subjective determinations, which may or may not be correct. No representation or warranty, expressed or implied, is made as to the accuracy or completeness of such information and nothing contained herein is, or shall be relied upon as, a promise or representation, whether as to the past or the future. This material was not prepared for use by readers not as familiar with the business and affairs of the Company as the Board of Directors and, accordingly, Needham & Company, LLC takes no responsibility for the accompanying material when used by persons other than the Board of Directors of the Company.

Table of Contents Valuation Analyses Stock Price Trading Analysis Public Company Valuation Analysis Selected M&A Transactions Analysis Premiums Paid Analysis Discounted Cash Flow Analysis Section 3 Meteor Financial Overview Section 2 Summary of the Transaction Terms Section 1

Summary of the Transaction Terms

Summary of the Transaction Terms Harry Knowles to enter into contribution and voting agreement to contribute shares of Meteor stock in exchange for purchaser’s stock and to vote in favor of the Transaction. Rollover of Equity: 4.0% of the fully-diluted equity value of Meteor Break-Up Fee: 2.0% of the fully-diluted equity value of Meteor Reverse Break-Up Fee: Francisco Partners Acquiror Name: Meteor Target Name: Francisco acquires Meteor for $18.50 per share in cash. With $84.3 million of net cash(1), the enterprise value is $346.6 million. Transaction subject to approval by Meteor shareholders. Divestiture of Apollo would occur prior to shareholder vote. Transaction Form: Francisco has received commitment letters to provide debt financing in an amount of $235 million. Financing Commitments: Approve Transaction – September 11, 2006 Closing – December 2006 Timing: 13.1% (based on 09/08/06 closing price) 24.6% (based on 09/08/06 50-day moving average) Implied Premium: Notes: Reflects draft merger agreement dated September 6, 2006. (1) As of June 30th, 2006. Assumes $35.1 million of net cash proceeds are generated from the sale of Apollo.

Purchase Price Ratio Analysis – Meteor without Apollo

($ in Thousands)

Purchase Price per Share:		$ 18.50
Purchase Price Premium/(Discount) to:		
Current stock price (09/08/06)	$ 16.36	13.1%
Price 5 Days Ago	16.14	14.6%
Price 30 Days Ago	14.17	30.6%
Price 60 Days Ago	14.32	29.2%
Price 90 Days Ago	16.54	11.9%
Target Shares Outstanding		22,687
Additional Shares from Option Conversion (1)		608
Target Diluted Shares Outstanding		23,294
Equity Value (2)		$ 430,946
Plus: Total Debt as of 06/30/06		16,576
Less: Cash as of 06/30/06		(65,737)
Less: Estimated net cash proceeds from Apollo divestiture		(35,163)
Enterprise Value		$ 346,622
Meteor Financial Data (3)		
Enterprise Value as a Multiple of:		
Twelve Months Ending December 31, 2005A Revenue	$ 178,317	1.9x
Twelve Months Ending September 30, 2006E Revenue	209,960	1.7x
Twelve Months Ending December 31, 2006E Revenue	219,926	1.6x
Twelve Months Ending December 31, 2005A EBITDA	$ 35,957	9.6x
Twelve Months Ending September 30, 2006E EBITDA	30,463	11.4x
Twelve Months Ending December 31, 2006E EBITDA	30,917	11.2x
Twelve Months Ending December 31, 2005A EBIT	$ 31,043	11.2x
Twelve Months Ending September 30, 2006E EBIT	24,076	14.4x
Twelve Months Ending December 31, 2006E EBIT	24,262	14.3x
Equity Value as a Multiple of:		
Twelve Months Ending December 31, 2005A Net Income	$ 26,669	16.2x
Twelve Months Ending September 30, 2006E Net Income	21,964	19.6x
Twelve Months Ending December 31, 2006E Net Income	17,168	25.1x
Book Value (06/30/06)	$ 186,446	2.3x

Notes:

(1) Reflects common share equivalents underlying options as calculated using the Treasury Stock method.

(2) Represents the product of Purchase Price per Share and Target Diluted Shares Outstanding.

(3) Data reflects internal management estimate of Meteor financial performance without the contribution of the Apollo division and historical performance.

Needham
Confidential
5

Meteor Financial Overview

Management Case – Meteor without Apollo

($ in millions)

	Fiscal Year Ending December 31,						
	2004A	2005A	2006E (1)	2007E (1)	2008E (1)	2009E (1)	2010E (1)
Revenue	$149.6	$178.3	$219.9	$272.3	$335.9	$409.5	$494.2
Cost of goods sold	75.5	94.6	126.9	149.8	180.3	218.0	256.3
Gross profit	74.1	83.7	93.0	122.5	155.6	191.6	237.9
Research & development	6.4	7.4	10.6	14.4	17.2	20.8	25.6
SG&A	33.0	57.0	59.5	53.9	62.8	73.1	85.0
Other operating expense	6.9	0.9	0.0	12.5	12.7	13.1	13.6
Total operating expenses	46.2	65.3	70.2	80.8	92.7	107.0	124.1
GAAP EBIT	27.8	18.4	22.8	41.7	62.9	84.6	113.8
Interest and other income (expense)	2.2	2.4	18.8	4.7	6.7	9.5	13.2
EBT	30.0	20.9	41.6	46.3	69.6	94.1	127.0
Income taxes	9.9	4.2	14.8	16.7	25.1	33.9	45.7
GAAP Net Income	$20.1	$16.6	$26.8	$29.7	$44.6	$60.2	$81.3
Add back: Non-recurring items, net of tax	$0.0	$10.0	($9.6)	$0.0	$0.0	$0.0	$0.0
Non-GAAP Net income	$20.1	$26.7	$17.2	$29.7	$44.6	$60.2	$81.3
Non-GAAP EPS	$0.88	$1.15	$0.74	$1.28	$1.92	$2.60	$3.50
Fully Diluted Shares Outstanding	23.0	23.1	23.2	23.2	23.2	23.2	23.2
Non-GAAP EBITDA (2)	$31.9	$36.0	$30.9	$50.7	$72.9	$95.4	$124.4
Non-GAAP EBIT (2)	$27.8	$31.0	$24.3	$41.7	$62.9	$84.6	$113.8
Growth Analysis/Assumptions:							
Revenue growth	26.4%	19.2%	23.3%	23.8%	23.4%	21.9%	20.7%
Margin Analysis/Assumptions:							
Gross margin	49.5%	47.0%	42.3%	45.0%	46.3%	46.8%	48.1%
R&D	4.2%	4.2%	4.8%	5.3%	5.1%	5.1%	5.2%
SG&A	22.1%	32.0%	27.1%	19.8%	18.7%	17.8%	17.2%
EBITDA margin (2)	21.3%	20.2%	14.1%	18.6%	21.7%	23.3%	25.2%
Operating margin (2)	18.6%	17.4%	11.0%	15.3%	18.7%	20.7%	23.0%
Profit margin (2)	13.4%	15.0%	7.8%	10.9%	13.3%	14.7%	16.4%
Tax Rate	33.0%	20.3%	35.6%	36.0%	36.0%	36.0%	36.0%

Notes:

(1) Data reflects internal management estimate of Meteor financial performance without the contribution of the Apollo division and historical performance.

(2) Excludes non-recurring items and one-time charges and benefits.

Needham

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7

Management Case – Non-GAAP Reconciliation ($ in millions) Notes: (1) Data reflects Meteor internal projections. Fiscal Year Ending December 31,2004A2005A2006E (1)2007E (1)2008E (1)2009E (1)2010E (1)GAAP EBIT27.8$ 18.4$ 22.8$ 41.7$ 62.9$ 84.6$ 113.8$ Payments related to Symbol litigation-12.61.5----Sub-total non-recurring charges-$ 12.6$ 1.5$ -$ -$ -$ -$ Non-GAAP EBIT27.8$ 31.0$ 24.3$ 41.7$ 62.9$ 84.6$ 113.8$ Interest & other income (expense)Gain on AOA sale, book basis, pre-tax--16.4----Total non-recurring charges-$ 12.6$ (15.0)$ -$ -$ -$ -$ GAAP Net Income20.1$ 16.6$ 26.8$ 29.7$ 44.6$ 60.2$ 81.3$ Non-recurring items, net of tax-10.0(9.6)----Non-GAAP Net Income20.1$ 26.7$ 17.2$ 29.7$ 44.6$ 60.2$ 81.3$

Valuation Analyses

Stock Price Trading Analysis

LTM Stock Price Performance



Indexed Price
140
130
120
110
100
90
80
70
9/8/05
10/7/05
11/8/05
12/9/05
1/6/06
2/8/06
3/10/06
4/10/06
5/11/06
6/9/06
7/11/06
8/11/06
9/11/06
S&P 500 Index
Nasdaq Composite Index
Meteor
Selected Companies

Source: *Factset, September 8, 2006.*
Note: *Selected Companies include Datalogic SpA, NCR Corp., Symbol Technologies, Intermec, Inc., Zebra Technologies Corp.*

Needham
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11

# 5 Year Stock Price Performance



Indexed Price
1,500
1,300
1,100
900
700
500
300
100
-100
9/7/01
2/6/02
7/9/02
12/6/02
5/9/03
10/9/03
3/10/04
8/9/04
1/7/05
6/10/05
11/10/05
4/11/06
9/11/06
S&P 500 Index
Nasdaq Composite Index
Meteor
Selected Companies

**Source:** *Factset, September 8, 2006.*
**Note:** *Selected Companies include Datalogic SpA, NCR Corp., Symbol Technologies, Intermec, Inc., Zebra Technologies Corp.*

Needham
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12

# Stock Price Performance Since July 1, 2005



Price/Volume in U.S. Dollar
01-Jul-2005 - 08-Sep-2006
Share Price
$26.00
$24.00
$22.00
$20.00
$18.00
$16.00
$14.00
$12.00
$10.00
Volume in Thousands
1,200
1,000
800
600
400
200
0
7/1/05
9/1/05
11/2/05
1/4/06
3/7/06
5/9/06
7/10/06
9/11/06

**Source:** *Factset, September 8, 2006.*

Needham
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13

# 5 Year Stock Price Performance



Price/Volume in U.S. Dollar
07-Sep-2001 - 08-Sep-2006
Share Price
Volume in Thousands
Offer = $18.50
$40.00
$35.00
$30.00
$25.00
$20.00
$15.00
$10.00
$5.00
$0.00
3,000
2,500
2,000
1,500
1,000
500
0
9/7/01
5/24/02
2/11/03
10/31/03
7/18/04
4/6/05
12/23/05
9/11/06

**Source:** *Factset, September 8, 2006.*

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14

Volume Traded At Various Price Levels

3 Month



Volume in (Millions)
4.0
3.5
3.0
2.5
2.0
1.5
1.0
0.5
0.0
10.3%
33.7%
33.2%
1.1%
21.7%
0.0%
$13.44 - $14.08
$14.08 - $14.72
$14.72 - $15.36
$15.36 - $16.00
$16.00 - $16.64
$16.64 - $17.28
Price

6 Month



Volume in (Millions)
10.0
9.0
8.0
7.0
6.0
5.0
4.0
3.0
2.0
1.0
39.3%
30.7%
8.2%
6.9%
14.9%
$13.11 - $15.11
$15.11 - $17.11
$17.11 - $19.11
$19.11 - $21.11
$21.11 - $23.11
Price

1 Year



Volume in (Millions)
13.0
12.0
11.0
10.0
9.0
8.0
7.0
6.0
5.0
4.0
31.2%
16.5%
19.1%
20.0%
13.3%
$13.94 - $15.94
$15.94 - $17.94
$17.94 - $19.94
$19.94 - $21.94
$21.94 - $23.94
Price

3 Year



Volume in (Millions)
55.0
50.0
45.0
40.0
35.0
30.0
25.0
20.0
15.0
10.0
5.0
29.7%
31.9%
21.4%
11.7%
5.2%
$12.36 - $16.36
$16.36 - $20.36
$20.36 - $24.36
$24.36 - $28.36
$28.36 - $32.36
Price

Source: *FactSet, as of September 8, 2006.*

Needham
Confidential
15

Public Company Valuation Analysis

Public Company Valuation Analysis – Valuation Metrics

(in thousands, except per share amounts)

			Enterprise Value /									
			Revenues			EBITDA			LTM	Price / EPS		
Company	Market Value [1]	Enterprise Value	LTM	CY '06E	CY '07E	LTM	CY '06E	CY '07E	EBIT	LTM	CY '06E	CY '07E
Datalogic SPA[2]	$ 444,693	$ 514,257	1.5x	1.1x	NA	14.1x	NA	NA	16.1x	20.4x	29.1x	NA
NCR Corporation	6,253,766	5,835,766	1.0x	1.0x	0.9x	8.7x	8.6x	7.6x	13.5x	13.2x	18.0x	15.2x
Symbol Technologies, Inc.	3,169,409	2,977,878	1.7x	1.6x	1.5x	13.3x	11.8x	10.1x	19.4x	23.4x	26.4x	20.1x
Intermec Inc.	1,782,720	1,559,907	1.7x	1.6x	1.5x	19.5x	19.5x	14.3x	22.3x	33.0x	36.9x	26.1x
Zebra Technologies Corp.	2,376,468	1,791,621	2.5x	2.4x	2.2x	10.7x	11.2x	10.0x	11.7x	21.2x	21.9x	19.3x
Mean	**$ 2,805,411**	**$2,535,886**	**1.7x**	**1.5x**	**1.5x**	**13.3x**	**12.8x**	**10.5x**	**16.6x**	**22.2x**	**26.5x**	**20.2x**
Median	**2,376,468**	**1,791,621**	**1.7x**	**1.6x**	**1.5x**	**13.3x**	**11.5x**	**10.1x**	**16.1x**	**21.2x**	**26.4x**	**19.7x**
High	**6,253,766**	**5,835,766**	**2.5x**	**2.4x**	**2.2x**	**19.5x**	**19.5x**	**14.3x**	**22.3x**	**33.0x**	**36.9x**	**26.1x**
Low	**444,693**	**514,257**	**1.0x**	**1.0x**	**0.9x**	**8.7x**	**8.6x**	**7.6x**	**11.7x**	**13.2x**	**18.0x**	**15.2x**
Mgmt. Case at $18.50 per share[3]	$ 430,946	$ 346,622	1.7x	1.6x	1.3x	11.4x	11.2x	6.8x	14.4x	19.5x	25.0x	14.5x
Street Estimates, at $18.50[3]	$ 430,946	$ 346,622	1.7x	1.6x	1.4x	11.4x	NA	NA	14.4x	19.5x	24.5x	19.0x

Notes:

(1) Market value reflects common share equivalents underlying options and warrants as calculated using the treasury stock method.
(2) Financial data underlying multiples converted to USD at an exchange rate of $1.2673.
(3) Enterprise Value reflects $35 million of net proceeds from sale of Apollo. Financial data underlying multiples excludes the contribution of Apollo.
Source: SEC company filings, Wall Street consensus estimates and FactSet.
Current market statistics as of September 08, 2006.
All financials are net of non-recurring events. Long-term securities are included in cash balances.

Needham

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17

Public Company Valuation Analysis – Market Statistics

(in thousands, except per share amounts)

Company	Ticker	Price 9/8/2006	52 Week Range High	52 Week Range Low	Shares Outstanding (1)	Market Value	Enterprise Value
Datalogic SPA	DAL IM	$ 7.01	$ 9.16	$ 6.53	63,419	$ 444,693	$ 514,257
NCR Corporation	NCR	34.61	44.45	29.09	180,692	6,253,766	5,835,766
Symbol Technologies, Inc.	SBL	11.87	13.70	8.01	267,010	3,169,409	2,977,878
Intermec Inc.	IN	27.66	38.81	20.50	64,451	1,782,720	1,559,907
Zebra Technologies Corp.	ZBRA	33.53	47.97	29.23	70,876	2,376,468	1,791,621
Mgmt. Case at $18.50 per share (2)		$ 18.50			23,294	$ 430,946	$ 346,622
Street Estimates, at $18.50 (2)		$ 18.50			23,294	$ 430,946	$ 346,622

Notes:

(1) Includes common share equivalents underlying options and warrants as calculated using the treasury stock method.

(2) Enterprise Value reflects $35 million of net proceeds from sale of Apollo. Multiples exclude the contribution of Apollo.

Source: SEC company filings, Wall Street consensus estimates and FactSet.

Current market statistics as of September 08, 2006.

Long-term securities are included in cash balances.

Needham

Confidential

18

# Public Company Valuation Analysis – Growth Analysis

*(in thousands, except per share amounts)*

| Company | Revenue CY '05A | Revenue CY '06E | Revenue CY '07E | 07E/06E Growth | EBITDA CY '05A | EBITDA CY '06E | EBITDA CY '07E | 07E/06E Growth | EPS CY '05A | EPS CY '06E | EPS CY '07E | 07E/06E Growth |
|---|---|---|---|---|---|---|---|---|---|---|---|---|
| **Datalogic SPA** [(1)] | $ 264,368 | $ 484,438 | NA | NA | $ 39,981 | NA | NA | NA | $ 0.41 | $ 0.24 | NA | NA |
| **NCR Corporation** | 6,028,000 | 6,115,200 | 6,265,070 | 2.5% | 657,000 | 674,980 | 763,760 | 13.2% | 2.80 | 1.92 | 2.28 | 18.8% |
| **Symbol Technologies, Inc.** | 1,765,631 | 1,819,950 | 1,944,970 | 6.9% | 168,006 | 252,680 | 295,560 | 17.0% | 0.34 | 0.45 | 0.59 | 31.1% |
| **Intermec Inc.** | 875,482 | 954,410 | 1,026,330 | 7.5% | 67,746 | 79,880 | 108,980 | 36.4% | 0.63 | 0.75 | 1.06 | 41.3% |
| **Zebra Technologies Corp.** | 702,271 | 746,690 | 809,540 | 8.4% | 169,327 | 159,930 | 178,630 | 11.7% | 1.56 | 1.53 | 1.74 | 13.7% |
| **Mean** | | | | **6.3%** | | | | **19.6%** | | | | **26.2%** |
| **Median** | | | | **7.2%** | | | | **15.1%** | | | | **24.9%** |
| **High** | | | | **8.4%** | | | | **36.4%** | | | | **41.3%** |
| **Low** | | | | **2.5%** | | | | **11.7%** | | | | **13.7%** |
| **Mgmt. Case at $18.50 per share** [(2)] | $ 178,317 | $ 219,926 | $ 272,263 | 23.8% | $ 35,957 | $ 30,917 | $ 50,714 | 64.0% | $ 1.15 | $ 0.74 | $ 1.28 | 73.0% |
| **Street Estimates, at $18.50** [(2)] | $ 178,317 | $ 216,149 | $ 242,163 | 12.0% | $ 35,957 | NA | NA | NA | $ 1.15 | $ 0.75 | $ 0.97 | 28.7% |

**Notes:**

*(1) Financial data converted to USD at an exchange rate of $1.2673.*
*(2) Excludes the contribution of Apollo.*
*Source: SEC company filings, Wall Street consensus estimates.*
*All financials are net of non-recurring events.*

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19

# Public Company Valuation Analysis – Margin Analysis

*(in thousands, except per share amounts)*

| | Last Twelve Months | | | | LTM Margin Analysis | | | |
|---|---|---|---|---|---|---|---|---|
| **Company** | **Gross Profit** | **EBITDA** | **EBIT** | **Net Income** | **Gross Profit** | **EBITDA** | **EBIT** | **Net Income** |
| Datalogic SPA [1] | $ 159,192 | $ 36,516 | $ 31,887 | $ 15,041 | 47.0% | 10.8% | 9.4% | 4.4% |
| NCR Corporation | 1,741,000 | 672,000 | 433,000 | 491,000 | 28.9% | 11.1% | 7.2% | 8.1% |
| Symbol Technologies, Inc. | 814,640 | 223,489 | 153,134 | 111,192 | 45.8% | 12.6% | 8.6% | 6.3% |
| Intermec Inc. | 382,572 | 79,895 | 69,836 | 54,046 | 41.6% | 8.7% | 7.6% | 5.9% |
| Zebra Technologies Corp. | 350,129 | 167,629 | 153,624 | 112,917 | 48.8% | 23.3% | 21.4% | 15.7% |
| **Mean** | | | | | **42.4%** | **13.3%** | **10.8%** | **8.1%** |
| **Median** | | | | | **45.8%** | **11.1%** | **8.6%** | **6.3%** |
| **High** | | | | | **48.8%** | **23.3%** | **21.4%** | **15.7%** |
| **Low** | | | | | **28.9%** | **8.7%** | **7.2%** | **4.4%** |
| **Mgmt. Case at $18.50 per share [2]** | $ 89,522 | $ 30,463 | $ 24,076 | $ 21,964 | 42.6% | 14.5% | 11.5% | 10.5% |
| **Street Estimates, at $18.50 [2]** | $ 89,522 | $ 30,463 | $ 24,076 | $ 21,964 | 42.6% | 14.5% | 11.5% | 10.5% |

**Notes:**
*(1) Financial data converted to USD at an exchange rate of $1.2673.*
*(2) Excludes the contribution of Apollo.*
*Source: SEC company filings, Wall Street consensus estimates.*
*All financials are net of non-recurring events.*

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20

# Public Company Valuation Analysis – Balance Sheet Metrics

(in thousands, except per share amounts)

| Company | Cash & Cash Equiv. | Total Debt | Balance Sheet Data<br>Pref. Stock+ Min. Interest | Common Equity | Total Capitalization | Total Debt/ Total Cap. |
|---|---|---|---|---|---|---|
| Datalogic SPA [1] | $ 43,642 | $ 113,205 | $ - | $ 253,310 | $ 366,516 | 30.9% |
| NCR Corporation | 747,000 | 307,000 | 22,000 | 2,121,000 | 2,450,000 | 12.5% |
| Symbol Technologies, Inc. | 258,197 | 66,666 | - | 1,284,431 | 1,351,097 | 4.9% |
| Intermec Inc. | 322,813 | 100,000 | - | 518,798 | 618,798 | 16.2% |
| Zebra Technologies Corp. | 584,847 | - | - | 921,069 | 921,069 | 0.0% |
| Mgmt. Case at $18.50 per share [2] | $ 100,900 | $ 16,576 | $ - | $ 186,446 | $ 203,022 | 8.2% |
| Street Estimates, at $18.50 [2] | $ 100,900 | $ 16,576 | $ - | $ 186,446 | $ 203,022 | 8.2% |

**Notes:**

*(1) Financial data converted to USD at an exchange rate of $1.2673.*

*(2) Enterprise Value reflects $35 million of proceeds from sale of Apollo. Multiples exclude the contribution of Apollo.*

*Source: SEC company filings.*

*Long-term securities are included in cash balances.*

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Public Company Valuation Analysis – Historic and Projected Metrics

Revenue Growth	2002	2003	2004	2005	2006E
Datalogic SpA	NA	11.6%	12.5%	40.8%	83.2%
NCR Corp.	-5.6%	0.2%	6.9%	0.7%	1.4%
Symbol Technologies Inc.	-5.8%	9.2%	13.2%	1.9%	3.1%
Intermec Inc.	-47.9%	-5.1%	14.8%	7.9%	9.0%
Zebra Technologies Corp.	5.7%	12.8%	23.6%	5.9%	6.3%
Mean	**-13.4%**	**5.7%**	**14.2%**	**11.5%**	**20.6%**
Meteor [(1)]	**3.4%**	**19.2%**	**28.9%**	**18.3%**	**23.3%** [(2)]

Gross Margin	2002	2003	2004	2005	2006E
Datalogic SpA	21.5%	19.3%	17.9%	48.9%	NA
NCR Corp.	28.4%	27.4%	27.0%	28.7%	NA
Symbol Technologies Inc.	36.6%	44.4%	47.1%	44.8%	NA
Intermec Inc.	45.1%	41.0%	42.6%	41.4%	NA
Zebra Technologies Corp.	48.5%	50.9%	51.8%	50.4%	NA
Mean	**36.0%**	**36.6%**	**37.3%**	**42.9%**	**NA**
Meteor [(1)]	**35.8%**	**42.3%**	**45.9%**	**43.2%**	**42.3%**

Source: *Capital IQ as of September 8, 2006.*
(1) Historical figures for Meteor from SEC filings, including Apollo. Projected metrics reflect management projections excluding Apollo.
(2) 2006 revenue growth rate excludes the contribution from Apollo for 2005 and 2006.

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Public Company Valuation Analysis – Historic and Projected Metrics

Operating Margin	2002	2003	2004	2005	2006E
Datalogic SpA	8.3%	8.1%	9.7%	11.9%	NA
NCR Corp.	3.4%	2.3%	3.9%	6.8%	7.5%
Symbol Technologies Inc.	2.5%	6.6%	8.4%	5.5%	9.8%
Intermec Inc.	11.6%	6.3%	8.1%	6.6%	7.5%
Zebra Technologies Corp.	22.1%	24.5%	26.7%	22.2%	19.5%
Mean	**9.6%**	**9.5%**	**11.4%**	**10.6%**	**11.1%**
Meteor [(1)]	**5.4%**	**14.6%**	**17.8%**	**15.9%**	**11.0%**

EBITDA Margin	2002	2003	2004	2005	2006E
Datalogic SpA	14.6%	12.9%	12.3%	15.1%	NA
NCR Corp.	9.3%	7.9%	8.5%	10.9%	11.0%
Symbol Technologies Inc.	7.4%	11.1%	12.9%	9.5%	13.9%
Intermec Inc.	14.0%	8.3%	9.5%	7.7%	8.4%
Zebra Technologies Corp.	24.7%	26.6%	28.6%	24.1%	21.4%
Mean	**14.0%**	**13.4%**	**14.3%**	**13.5%**	**13.7%**
Meteor [(1)]	**8.3%**	**17.3%**	**20.5%**	**19.3%**	**14.1%**

Source: *Capital IQ as of September 8, 2006.*
(1) Historical figures for Meteor from SEC filings, including Apollo. Projected metrics reflect management projections excluding Apollo.

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Public Company Valuation Analysis – Historic and Projected Metrics

Net Margin	2002	2003	2004	2005	2006E
Datalogic SpA	4.7%	4.8%	5.6%	7.6%	NA
NCR Corp.	-3.9%	1.0%	4.8%	8.8%	5.8%
Symbol Technologies Inc.	-3.2%	0.2%	4.7%	4.9%	6.5%
Intermec Inc.	0.3%	1.6%	2.7%	4.6%	5.1%
Zebra Technologies Corp.	15.1%	17.1%	18.2%	16.0%	14.5%
Mean	**2.6%**	**4.9%**	**7.2%**	**8.4%**	**8.0%**
Meteor (1)	**1.8%**	**10.1%**	**12.7%**	**12.3%**	**7.8%**

Source: *Capital IQ as of September 8, 2006.*

(1) Historical figures for Meteor from SEC filings, including Apollo. Projected metrics reflect management projections excluding Apollo.

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Selected M&A Transactions Analysis

Selected Display, Vision and Imaging M&A Transactions Analysis

($ in millions)

Transactions Valued between $10M - $500M

Closed January 1, 2000 to present

Anno. Date	Close Date	Acquiror	Target	Target Business	Equity Value	Enterprise Value	Enterprise Value / LTM Sales	Enterprise Value / LTM EBITDA	Enterprise Value / LTM EBIT	Equity Value / LTM Net Inc.	Equity Value / Book Value
11/07/05	01/27/06	Singulus Technologies SA	RAG AG	Manufactures systems solutions for producers of optical storage media	$ 12.1	$ 19.6	$ 163.7 0.1x	$ 3.3 5.9x	$ (8.2) NM	$ (27.7) NM	$ 73.3 0.2x
10/24/05	12/01/05	Datalogic SpA	PSC Group LLC	Provides information tech. services and manufactures fixed position bar code scanners	195.0	195.0 (1)	228.0 0.9x	21.6 9.0x	11.3 17.3x	2.4 81.3x (2)	NA NA
06/09/05	06/09/05	Cognex Corp.	DVT Corp.	Dvlps general purpose machine vision systems and smart camera products	115.0	110.8	29.3 3.8x	6.9 16.1x	6.1 18.2x	4.1 28.0x	13.7 8.4x
03/23/05	05/02/05	Axsys Technologies, Inc.	Diversified Optical Products, Inc.	Manufactures thermal surveillance camera systems and lenses	62.4	60.0 (1)	22.0 2.7x	3.7 16.2x	2.7 22.2x	2.5 25.0x	7.3 8.5x
02/03/05	03/01/05	Datalogic SpA	Informatics, Ltd.	Manufactures and markets bar coding products	26.2	26.2 (1)	34.0 0.8x	NA NA	NA NA	NA NA	NA NA
02/14/05	02/14/05	Cypress Semiconductor	SMal Camera Technologies, Inc.	Designs and manufactures digital cameras and provides digital imaging solutions	42.5	63.2	9.9 6.4x	(6.8) NM	(7.6) NM	(7.6) NM	(18.2) NM
09/27/04	09/27/04	Metrologic Instruments, Instruments, Inc.	Omniplanar, Inc.(3)	Develops sensors and computer hardware and software technology for bar code reading	13.0	13.0 (1)	2.6 5.0x	NA NA	NA NA	NA NA	NA NA
10/16/03	11/21/03	Danaher Corporation	Accu-Sort Systems, Inc.	Manufacture and marketing of fixed position industrial bar code scanners	63.0	63.0 (1)	90.0 0.7x	NA NA	NA NA	NA NA	NA NA
11/21/02	01/02/03	Danaher Corp.	Willett International	Mfr industrial coding, labeling, and bar code	83.0	110.0	110.0 1.0x	NA NA	NA NA	NA NA	NA NA
11/23/02	11/23/02	Littlejohn & Co. Instruments, Inc.	PSC Group LLC(4)	Provides information tech. services and manufactures fixed position bar code scanners	144.0	144.0 (1)	169.0 0.9x	NA NA	NA NA	NM NM	NA NA
12/22/00	01/08/01	Metrologic Instruments, Inc.	Adaptive Optics Associates Inc.(3)	Provides high speed industrial scanning	19.0	19.0 (1)	20.0 1.0x	NA NA	NA NA	NM NM	NA NA
03/21/00	04/03/00	Zebra Technologies Corp.	Comtec Information	Dvlp data processing, automatic identification and printing systems	88.7	88.4	57.7 1.5x	10.7 8.3x	9.9 8.9x	9.6 9.2x	19.0 4.7x
				High	$ 230.0	$ 268.0	6.4x	16.2x	22.2x	28.0x	8.5x
				Mean	72.0	76.0	2.1x	11.1x	16.6x	20.7x	5.4x
				Median	62.7	63.1	1.0x	9.0x	17.7x	25.0x	6.5x
				Low	12.1	13.0	0.1x	5.9x	8.9x	9.2x	0.2x
Mgmt. Case at $18.50 per share(5)					$ 430.9	$ 346.6	$ 210.0 1.7x	$ 30.5 11.4x	$ 24.1 14.4x	$ 22.0 19.6x	$ 186.4 2.3x

Notes:

(1) Enterprise Value assumed equal to Equity Value where Target Company's balance sheet is not available.
(2) Not included for the purpose of calculating summary statistics
(3) Target revenue provided by Metrologic Instruments in segmented sales analysis.
(4) Target revenue provided by 2002 press release.
(5) Enterprise Value reflects estimated $35.1 million of net cash proceeds from sale of Apollo.

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Premiums Paid Analysis

Premiums Paid Analysis[1]

Selected Acquisitions of Public Technology and Technology-Enabled Services Companies

Transactions Valued between $100M - $1,000M

(Closed September 8, 2005 – Present)

Close Date	Acquiror	Target	Target Business Description	Premium 1 Day	Premium 5 Day	Premium 30 Day	Premium 60 Day	Premium 90 Day
8/29/2006	Viisage Technology, Inc.	Identix, Inc.	Designs and manufactures bio-metric scanning systems	45%	61%	70%	87%	74%
8/4/2006	Telepacific Communications Corp	Mpower Holding Corp.	Provides telecommunications and Internet services	3%	15%	31%	56%	59%
8/3/2006	Assa Abloy AB	Fargo Electronics, Inc.	Manufactures desktops and other computer equipment	57%	55%	53%	35%	26%
8/2/2006	Extensity, Inc.	Systems Union Group PLC	Develops computer software solutions	5%	14%	7%	22%	24%
7/12/2006	Apollo Management LP	SOURCECORP, Inc.	Provides document managing services, including micro-graphic and electronic imaging	-3%	-3%	-6%	-4%	14%
7/7/2006	Applied Materials, Inc.	Applied Films Corp.	Supplies thin film coated glass for liquid crystal displays	24%	36%	46%	36%	36%
7/6/2006	JDA Software Group, Inc.	Manugistics Group, Inc.	Dvlp software products for synchronized SCM	4%	9%	13%	21%	37%
7/5/2006	AttachmateWRQ, Inc.	NetIQ Corp.	Pvd e-business infrastructure mgmt software for Windows NT and Windows 2000 based systems	14%	8%	10%	-7%	0%
7/5/2006	X-Rite, Inc.	Amazys Holding AG	Dvlp color management solutions, including instrumentation, software and services	34%	42%	45%	45%	41%
7/3/2006	Oracle Corp.	Portal Software, Inc.	Provides billing and revenue management solutions for communications and media	17%	16%	46%	105%	115%
7/1/2006	Sprint Nextel Corp.	UbiquiTel, Inc.	Provides Sprint PCS digital communications services	2%	2%	8%	2%	5%
6/21/2006	Micron Technology, Inc.	Lexar Media, Inc.	Dvlp digital film and connectivity products for the digital photographymarket	19%	19%	3%	1%	6%
6/7/2006	General Electric Co.	SBS Technologies, Inc.	Designs and builds open architecture embedded computer products	55%	56%	47%	69%	64%
6/6/2006	HG Investment Managers ltd.	Visma ASA	Develops and publishes management software	8%	9%	31%	39%	41%
5/15/2006	NBC Universal, Inc.	iVillage, Inc.	Provides services such as e-mail, message boards, and chat rooms	7%	1%	8%	0%	15%
5/11/2006	Dassault Systemes SA	MatrixOne, Inc.	Develops collaborative product lifecycle management software solutions	21%	26%	39%	39%	44%
5/4/2006	Tudor Investment Corp. / Prides Capital / Belfer Mgmt	Pegasus Solutions, Inc.	Provides transaction processing and electronic commerce services to the hotel industry	15%	20%	13%	6%	-11%
4/28/2006	Microsemi Corp.	Advanced Power Technology, Inc.	Manufactures and markets high power, high voltage, high performance semiconductors	28%	31%	63%	64%	71%
4/25/2006	Lawson Software, Inc.	Intentia International AB	Develops e-business solutions	38%	47%	57%	16%	13%

Source: *Factset, Mergerstat September 8, 2006.*

(1) Limited to transactions involving 100% ownership acquired.

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Premiums Paid Analysis[1]

Selected Acquisitions of Public Technology and Technology-Enabled Services Companies

Transactions Valued between $100M - $1,000M

(Closed September 8, 2005 – Present)

Close Date	Acquiror	Target	Target Business Description	Premium 1 Day	Premium 5 Day	Premium 30 Day	Premium 60 Day	Premium 90 Day
4/21/2006	Commander Communications Ltd.	Volante Group Ltd.	Provides information technology services	15%	17%	4%	-29%	-32%
4/6/2006	West Corp.	Evoke Comms., Inc.	Provides web and telephone conferencing services	32%	32%	35%	26%	22%
4/4/2006	West Corp.	Intrado, Inc.	Provides operations support systems services to local exchange and wireless carriers	13%	14%	16%	39%	58%
3/31/2006	Infor Global Solutions, Inc.	Datastream Systems, Inc.	Provides prepackaged software services	17%	24%	23%	23%	42%
3/30/2006	SES Global SA	New Skies Satellites	Operates as holding companywith interest in satellite communications	-4%	-3%	0%	4%	13%
3/14/2006	Golden Gate Capital	GEAC Computer Corp. Ltd.	Provides software solutions	27%	25%	18%	10%	27%
3/10/2006	Liberty Media Corp.	Fun Technologies PLC	Develops gaming and exchange betting software	28%	34%	51%	26%	33%
3/10/2006	Silver Lake Partners	SERENA Software, Inc.	Provides enterprise software change management solutions	1%	7%	20%	33%	25%
3/3/2006	Global Healthcare Exchange LLC	Neoforma, Inc.	Provides e-commerce services to healthcare industry	12%	18%	32%	47%	46%
3/1/2006	Gores Group / Tennenbaum Capital	Enterasys Networks, Inc.	Dvlp standards based LAN and WAN connectivity hardware and software products	32%	30%	31%	51%	98%
2/15/2006	International Business Machines Corp.	Micromuse, Inc.	Provides business assurance software solutions	39%	31%	27%	36%	69%
2/15/2006	Electronic Arts, Inc.	JAMDAT Mobile, Inc.	Develops wireless gaming software for mobile devices	21%	14%	46%	10%	-6%
2/15/2006	Rudolph Technologies, Inc.	August Technology Corp.	Pvd critical process enhancing information to microelectronic device manufacturers	35%	15%	11%	30%	12%
2/13/2006	Videsh Sanchar Nigam Ltd.	Teleglobe Int'l Holdings Ltd.	Provides telephone and other telecommunications services	22%	34%	80%	45%	16%
2/10/2006	Nokia Oyj	Intellisync Corp.	Develops and provides mobile application software products and related services	-5%	1%	14%	41%	97%
2/10/2006	Investcorp Bank BSC	CCC Information Services Group	Supplies advanced software and communications systems to the automotive claims industry	4%	4%	15%	13%	12%
2/9/2006	Liberty Media Corp.	Provide Commerce, Inc.	Provides online shopping services for perishable goods	12%	17%	48%	30%	37%
1/12/2006	Secure Computing Corp.	CyberGuard Corp.	Develops software and manufactures hardware for real-time computers	12%	13%	46%	37%	18%
1/10/2006	Symantec Corp.	BindView Development	Provides security management software solutions	14%	14%	31%	46%	27%

Source: *Factset, Mergerstat September 8, 2006.*

(1) Limited to transactions involving 100% ownership acquired.

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Premiums Paid Analysis[1]

Selected Acquisitions of Public Technology and Technology-Enabled Services Companies

Transactions Valued between $100M - $1,000M

(Closed September 8, 2005 – Present)

Close Date	Acquiror	Target	Target Business Description	Premium 1 Day	Premium 5 Day	Premium 30 Day	Premium 60 Day	Premium 90 Day
1/6/2006	Per-Se Technologies, Inc.	NDCHealth Corp.	Provides transaction processing services and application systems	10%	8%	7%	18%	22%
12/30/2005	EMC Corp.	Captiva Software Corp.	Provides management solutions	25%	32%	11%	37%	52%
12/29/2005	Autonomy Corp. PLC	Verity, Inc.	Provides business search and process management software	30%	35%	27%	39%	51%
12/19/2005	Hewlett-Packard Co.	Peregrine Systems, Inc.	Dvlp integrated suite of applications that automate the management of complex infrastructures	37%	35%	35%	14%	17%
11/23/2005	The Carlyle Group LLC	SS&C Technologies, Inc.	Develops investment and financial management software	13%	11%	24%	39%	61%
11/14/2005	Access Co., Ltd.	PalmSource, Inc.	Develops and licenses platform software	83%	76%	137%	95%	103%
11/11/2005	Elisa Oyj	Saunalahti Group Oyj	Provides Internet services	10%	10%	13%	32%	7%
11/4/2005	Vector Capital LLC	Register.com, Inc.	Provides Internet domain registration services	2%	1%	8%	38%	33%
10/27/2005	Brooks Automation, Inc.	Helix Technology Corp.	Makes cryogenic and vacuum equipment used by makers of semiconductors	25%	33%	27%	49%	13%
10/25/2005	Harris Corp.	Leitch Technology Corp.	Dvlp broadcast TV products, video servers, and telecommunications products	40%	41%	39%	27%	62%
10/24/2005	EAS Group, Inc.	Brooktrout, Inc.	Manufactures, designs and markets computer hardware and software products	38%	39%	17%	32%	36%
10/21/2005	BEA Systems, Inc.	Plumtree Software, Inc.	Develops, markets and sells corporate portal software and related services	18%	28%	24%	25%	25%
10/3/2005	Schneider Electric SA	BEI Technologies, Inc.	Manufactures electronic sensors and engineered subsystems	20%	15%	28%	53%	43%
9/30/2005	The News Corp. Ltd.	Intermix Media, Inc.	Provides internet marketing and entertainment services	12%	24%	91%	135%	40%
9/29/2005	Cerberus Capital Management LP	Epiphany, Inc.	Develops customer relationship software	8%	11%	20%	30%	19%
9/23/2005	Concerto Software, Inc.	Aspect Communications	Provides enterprise communication solutions and services	4%	8%	32%	18%	9%
9/16/2005	ScanSoft, Inc.	Nuance Communications	Dvlp a voice interface platform software enabling Internet access from a telephone	28%	39%	57%	27%	36%
			Mean	20%	23%	31%	34%	35%
			Median	17%	18%	27%	32%	33%
Mgmt. Case at $18.50 per share				**13%**	**15%**	**31%**	**29%**	**12%**

Source: *Factset, Mergerstat September 8, 2006.*

(1) *Limited to transactions involving 100% ownership acquired.*

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Discounted Cash Flow Analysis

Free Cash Flow Analysis – *Management Forecasts, Meteor without Apollo*

($ in millions)

	Fiscal Year Ending December 31,						
	2004A	2005A	2006E [1]	2007E [1]	2008E [1]	2009E [1]	2010E [1]
Revenue	$149.6	$178.3	$219.9	$272.3	$335.9	$409.5	$494.2
Cost of goods sold	75.5	94.6	126.9	149.8	180.3	218.0	256.3
Gross profit	74.1	83.7	93.0	122.5	155.6	191.6	237.9
Research & development	6.4	7.4	10.6	14.4	17.2	20.8	25.6
Sales, General & Administrative	33.0	57.0	59.5	53.9	62.8	73.1	85.0
Other operating expense	6.9	0.9	0.0	12.5	12.7	13.1	13.6
Total operating expenses	46.2	65.3	70.2	80.8	92.7	107.0	124.1
GAAP EBIT	27.8	18.4	22.8	41.7	62.9	84.6	113.8
Interest and other income (expense)	2.2	2.4	18.8	4.7	6.7	9.5	13.2
EBT	30.0	20.9	41.6	46.3	69.6	94.1	127.0
Income taxes	9.9	4.2	14.8	16.7	25.1	33.9	45.7
GAAP Net Income	$20.1	$16.6	$26.8	$29.7	$44.6	$60.2	$81.3
Add back: Non-recurring items, net of tax	$0.0	$10.0	($9.6)	$0.0	$0.0	$0.0	$0.0
Non-GAAP Net income	$20.1	$26.7	$17.2	$29.7	$44.6	$60.2	$81.3
Non-GAAP EPS	$0.88	$1.15	$0.74	$1.28	$1.92	$2.60	$3.50
Fully Diluted Shares Outstanding	23.0	23.1	23.2	23.2	23.2	23.2	23.2
Non-GAAP EBITDA [2]	$31.9	$36.0	$30.9	$50.7	$72.9	$95.4	$124.4
Non-GAAP EBIT [2]	$27.8	$31.0	$24.3	$41.7	$62.9	$84.6	$113.8
Free Cash Flow:							
Non-GAAP EBIT	27.8	31.0	24.3	41.7	62.9	84.6	113.8
Amortization [1]	1.3	2.2	3.3	3.5	3.4	2.8	1.1
EBITA	29.2	33.2	27.6	45.2	66.3	87.4	114.9
Net taxes (36.0%)	(10.5)	(12.0)	(9.9)	(16.3)	(23.9)	(31.5)	(41.4)
Tax affected EBITA	18.7	21.3	17.7	28.9	42.4	55.9	73.5
Plus: depreciation [1]	2.7	2.7	3.3	5.6	6.6	8.0	9.5
Less: capital expenditures [1]	4.0	4.9	7.3	17.5	15.0	18.4	17.3
Less: working capital requirements [1]	(0.4)	5.8	9.5	(2.4)	7.7	8.8	12.5
Unlevered free cash flow	**17.8**	**13.3**	**4.2**	**19.3**	**26.4**	**36.7**	**53.2**

Notes:

(1) Data reflects Meteor internal projections.

(2) Excludes non-recurring items and one-time charges and benefits.

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# Discounted Cash Flow – *Management Forecasts, Meteor without Apollo*

*($ in millions)*

| | | Discount Rate | | | | |
|---|---|---|---|---|---|---|
| | | 10.0% | 12.5% | 15.0% | 17.5% | 20.0% |
| **PV of Free Cash Flows (2007 to 2010)** | | $ 103.3 | $ 97.0 | $ 91.3 | $ 86.1 | $ 81.3 |
| | | **Discount Rate** | | | | |
| **Plus: Present Value of Terminal Value** | | 10.0% | 12.5% | 15.0% | 17.5% | 20.0% |
| Based on Multiple of 2010E EBITDA [1] | 8.0x | 679.7 | 621.2 | 569.0 | 522.1 | 479.9 |
| | 9.0x | 764.6 | 698.9 | 640.1 | 587.3 | 539.9 |
| | 10.0x | 849.6 | 776.6 | 711.2 | 652.6 | 599.9 |
| | | **Discount Rate** | | | | |
| **Equals: Enterprise Value** | | 10.0% | 12.5% | 15.0% | 17.5% | 20.0% |
| Based on Multiple of 2010E EBITDA [1] | 8.0x | 783.0 | 718.3 | 660.3 | 608.2 | 561.2 |
| | 9.0x | 867.9 | 795.9 | 731.4 | 673.4 | 621.2 |
| | 10.0x | 952.9 | 873.6 | 802.5 | 738.7 | 681.2 |
| **Plus: Net Cash** [2] | | $ 84.3 | $ 84.3 | $ 84.3 | $ 84.3 | $ 84.3 |
| | | **Discount Rate** | | | | |
| **Equals: Equity Value** | | 10.0% | 12.5% | 15.0% | 17.5% | 20.0% |
| Based on Multiple of 2010E EBITDA [1] | 8.0x | 867.3 | 802.6 | 744.6 | 692.5 | 645.6 |
| | 9.0x | 952.3 | 880.3 | 815.7 | 757.8 | 705.5 |
| | 10.0x | 1,037.2 | 957.9 | 886.8 | 823.0 | 765.5 |
| **Divided by: Fully Diluted Shares Outstanding** | | 23.3 | 23.3 | 23.3 | 23.3 | 23.3 |
| | | **Discount Rate** | | | | |
| **Equals: Equity Value Per Share** | | 10.0% | 12.5% | 15.0% | 17.5% | 20.0% |
| Based on Multiple of 2010E EBITDA [1] | 8.0x | $ 37.26 | $ 34.48 | $ 31.99 | $ 29.75 | $ 27.74 |
| | 9.0x | 40.91 | 37.82 | 35.05 | 32.56 | 30.31 |
| | 10.0x | 44.56 | 41.16 | 38.10 | 35.36 | 32.89 |

**Notes:**

*(1) Terminal Value is based on a multiple of FY2010E EBITDA of $124.4 million.*

*(2) Net Cash as of June 30, 2006, assuming $35.1 million net cash proceeds from the sale of Apollo.*

*Source: Meteor management*

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Management Case – Meteor without Apollo

($ in millions)

	Fiscal Year Ended December 31, 2005[1]				Fiscal Year Ending December 31, 2006[1]			
	Q1 05A	Q2 05A	Q3 05A	Q4 05A	Q1 06A	Q2 06A	Q3 06E	Q4 06E
Revenue	$39.5	$40.9	$45.9	$52.0	$52.0	$52.9	$53.0	$62.0
Cost of goods sold	20.7	21.3	24.1	28.6	30.7	30.2	31.0	35.1
Gross profit	18.8	19.7	21.8	23.5	21.3	22.7	22.0	26.9
Research & development	1.7	2.0	2.0	1.7	2.2	2.4	2.9	3.1
SG&A	10.6	11.2	10.6	24.6	13.7	14.9	16.1	14.8
Other operating expense	0.0	0.1	0.0	0.8	0.0	0.0	0.0	0.0
Total operating expenses	12.3	13.2	12.6	27.1	16.0	17.3	19.1	17.8
GAAP EBIT	6.4	6.4	9.3	(3.7)	5.4	5.4	2.9	9.1
Interest and other income (expense)	(0.5)	0.2	2.3	0.5	0.4	0.6	0.5	17.3
EBT	5.9	6.6	11.5	(3.2)	5.8	6.0	3.4	26.4
Income taxes	2.0	2.5	4.1	(4.3)	2.0	2.1	1.2	9.4
GAAP Net Income	$3.9	$4.2	$7.4	$1.2	$3.7	$3.9	$2.2	$17.0
Add back: Non-recurring items, net of tax	$0.0	$0.0	$0.0	$10.0	$0.5	$0.4	$0.0	($10.5)
Non-GAAP Net income	$3.9	$4.2	$7.4	$11.2	$4.3	$4.3	$2.2	$6.4
Non-GAAP EPS	$0.17	$0.18	$0.32	$0.48	$0.18	$0.19	$0.09	$0.28
Fully Diluted Shares Outstanding	23.1	23.1	23.1	23.2	23.2	23.2	23.2	23.2
Non-GAAP EBITDA[2]	$7.3	$7.3	$10.8	$10.5	$7.7	$7.6	$4.7	$11.0
Non-GAAP EBIT[2]	$6.4	$6.4	$9.3	$8.9	$6.2	$6.1	$2.9	$9.1
Margin Analysis/Assumptions:								
Gross margin	47.6%	48.0%	47.5%	45.1%	41.0%	43.0%	41.5%	43.5%
R&D	4.4%	4.9%	4.4%	3.2%	4.3%	4.6%	5.5%	4.9%
SG&A	26.8%	27.3%	23.0%	47.4%	26.4%	28.1%	30.4%	23.8%
EBITDA margin[2]	18.6%	17.9%	23.5%	20.2%	14.7%	14.3%	8.9%	17.7%
Operating margin[2]	16.3%	15.7%	20.2%	17.1%	11.8%	11.4%	5.5%	14.7%
Profit margin[2]	9.9%	10.2%	16.1%	21.5%	8.2%	8.2%	4.1%	10.4%

Notes:

(1) Data reflects internal management estimate of Meteor financial performance without the contribution of the Apollo division and historical performance.

(2) Excludes non-recurring items and one-time charges and benefits.

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Wall Street Consensus Estimates

($ in thousands)

	Published Date	Analyst Estimates[1]			Consensus Estimates[2]		
		Q3 FY 06E	Q4 FY 06E	FY 07E	Q3 FY 06E	Q4 FY 06E	FY 07E
Revenue							
Dougherty & Company	07/29/06	$ 63,010	$ 64,231	$ 288,006			
Needham & Company	07/29/06	61,500	66,000	280,500			
Raymond James & Associates	07/29/06	59,740	68,130	285,420	$ 61,832	$ 67,234	$ 284,863
Weeden & Company	09/01/06	61,740	70,940	281,570			
William Blair & Company	05/12/06	63,171	66,867	288,820			
EBIT							
Dougherty & Company	07/29/06	$ 6,819	$ 6,113	$ 33,619			
Needham & Company	07/29/06	6,338	8,332	34,057			
Raymond James & Associates	07/29/06	7,650	9,330	37,220	$ 7,196	$ 8,634	$ 37,057
Weeden & Company	09/01/06	8,100	10,700	41,100			
William Blair & Company	05/12/06	7,075	8,693	39,291			
Net Income							
Dougherty & Company	07/29/06	$ 4,781	$ 4,342	$ 23,290			
Needham & Company	07/29/06	4,344	5,620	23,016			
Raymond James & Associates	07/29/06	5,170	6,300	25,490	$ 4,903	$ 5,823	$ 25,051
Weeden & Company	09/01/06	5,500	7,100	27,600			
William Blair & Company	05/12/06	4,720	5,755	25,859			

Notes:

(1) Source: Institutional Brokers' Estimate System (I/B/E/S)

(2) Represents the arithmetic mean of the Analyst Estimates shown for that period

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Wall Street Consensus Estimates without Apollo Contribution[1]

($ in thousands)

	Wall Street Consensus Estimates				Mgmt Forecast - Apollo				Wall Street Consensus - Without Apollo		
	Q3 FY06E	Q4 FY06E	FY07E		Q3 FY06E	Q4 FY06E	FY07E		Q3 FY06E	Q4 FY06E	FY07E
Revenue	$ 61,832	$ 67,234	$ 284,863		$ 7,987	$ 9,818	$ 42,700		$ 53,845	$ 57,416	$ 242,163
EBIT	7,196	8,634	37,057	**Less:**	274	2,512	4,274	**Equals:**	6,922	6,122	32,784
Net Income	4,903	5,823	25,051		176	1,608	2,513		4,727	4,216	22,538

Notes:
Source: Institutional Brokers' Estimate System (I/B/E/S)
(1) Wall Street Consensus estimates without Apollo represents Wall Street consensus estimates for Meteor, with Apollo's management forecasts deducted.

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Management Case Versus Wall Street Consensus Estimates

($ in thousands)

	Mgmt Forecast - Without Apollo			Wall St. Estimates Without Apollo[1]			Diff. Between Mgmt. and Street, $[2]		
	Q3 FY06E	Q4 FY06E	FY07E	Q3 FY06E	Q4 FY06E	FY07E	Q3 FY06E	Q4 FY06E	FY07E
Revenue	$ 53,047	$ 61,991	$ 272,263	$ 53,845	$ 57,416	$ 242,163	$ (798)	$ 4,575	$ 30,100
EBIT	2,944	9,105	41,690	6,922	6,122	32,784	(3,978)	2,984	8,907
Net Income	2,173	6,436	29,658	4,727	4,216	22,538	(2,554)	2,220	7,120

Notes:

Source: Institutional Brokers' Estimate System (IBES), Meteor management forecasts

(1) Wall Street Consensus estimates without Apollo represents Wall Street consensus estimates for Meteor, with Apollo's management forecasts deducted.

(2) Represents the amount by which Wall St. Estimates without Apollo are in excess or deficit to Management Forecast Without Apollo for the same period.

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Free Cash Flow Analysis – *10% Growth Sensitivity Case*

($ in millions)

	Fiscal Year Ending December 31,						
	2004A	2005A	2006E [1]	2007E [2]	2008E [2]	2009E [2]	2010E [2]
Revenue [3]	$149.6	$178.3	$219.9	$241.9	$266.1	$292.7	$322.0
Cost of goods sold	75.5	94.6	126.9	139.6	153.6	168.9	185.8
Gross profit	74.1	83.7	93.0	102.3	112.5	123.8	136.2
Research & development [4]	6.4	7.4	10.6	11.7	12.9	14.2	15.6
Sales, General & Administrative [4]	33.0	57.0	59.5	63.9	70.2	77.3	85.0
Other operating expense [4]	6.9	0.9	0.0	0.0	0.0	0.0	0.0
Total operating expenses	46.2	65.3	70.2	75.6	83.1	91.4	100.6
GAAP EBIT	27.8	18.4	22.8	26.7	29.4	32.3	35.6
Interest and other income (expense) [5]	2.2	2.4	18.8	3.5	3.8	4.1	4.4
EBT	30.0	20.9	41.6	30.3	33.2	36.4	40.0
Income taxes [6]	9.9	4.2	14.8	10.9	11.9	13.1	14.4
GAAP Net Income	$20.1	$16.6	$26.8	$19.4	$21.2	$23.3	$25.6
Add back: Non-recurring items, net of tax	$0.0	$10.0	($9.6)	$0.0	$0.0	$0.0	$0.0
Non-GAAP Net income	$20.1	$26.7	$17.2	$19.4	$21.2	$23.3	$25.6
Non-GAAP EPS	$0.88	$1.15	$0.74	$0.83	$0.92	$1.00	$1.10
Fully Diluted Shares Outstanding	23.0	23.1	23.2	23.2	23.2	23.2	23.2
Non-GAAP EBITDA [7]	$31.9	$36.0	$30.9	$35.7	$39.4	$43.1	$46.2
Non-GAAP EBIT [7]	$27.8	$31.0	$24.3	$26.7	$29.4	$32.3	$35.6
Free Cash Flow:							
Non-GAAP EBIT	27.8	31.0	24.3	26.7	29.4	32.3	35.6
Amortization [1]	1.3	2.2	3.3	3.5	3.4	2.8	1.1
EBITA	29.2	33.2	27.6	30.2	32.8	35.2	36.7
Net taxes (36.0%)	(9.6)	(6.8)	(9.9)	(10.9)	(11.8)	(12.7)	(13.2)
Tax affected EBITA	19.5	26.5	17.7	19.3	21.0	22.5	23.5
Plus: depreciation [1]	2.7	2.7	3.3	5.6	6.6	8.0	9.5
Less: capital expenditures [1]	4.0	4.9	7.3	8.0	8.8	9.7	10.7
Less: working capital requirements [1]	(0.4)	5.8	9.5	10.5	11.5	12.7	13.9
Unlevered free cash flow	**18.6**	**18.5**	**4.2**	**6.4**	**7.2**	**8.1**	**8.3**

Notes:

(1) Data reflects internal management estimate of Meteor financial performance without the contribution of the Apollo division and historical performance.
(2) Sensitivity case based on 10% growth rate with expense ratios equal to management estimates for FY2006E.
(3) Assumes 10% long-term revenue growth for FY2007E-FY2010E.
(4) Assumes operating expenses are held constant as a % of sales for FY2007E-FY2010E, based on FY2006E levels.
(5) Assumed Meteor earns 4.0% interest on cash for FY2007E-FY2010E.
(6) Assumes Meteor is taxed at 36% for FY2007E-FY2010E, based on guidance from Meteor management.
(7) Excludes non-recurring items and one-time charges.

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Management Case – *10% Growth Sensitivity Case*

($ in millions)

	Fiscal Year Ending December 31,						
	2004A	2005A	2006E [1]	2007E [2]	2008E [2]	2009E [2]	2010E [2]
Revenue [3]	$149.6	$178.3	$219.9	$241.9	$266.1	$292.7	$322.0
Cost of goods sold	75.5	94.6	126.9	139.6	153.6	168.9	185.8
Gross profit	74.1	83.7	93.0	102.3	112.5	123.8	136.2
Research & development [4]	6.4	7.4	10.6	11.7	12.9	14.2	15.6
Sales, General & Administrative [4]	33.0	57.0	59.5	63.9	70.2	77.3	85.0
Other operating expense [4]	6.9	0.9	0.0	0.0	0.0	0.0	0.0
Total operating expenses	46.2	65.3	70.2	75.6	83.1	91.4	100.6
GAAP EBIT	27.8	18.4	22.8	26.7	29.4	32.3	35.6
Interest and other income (expense) [5]	2.2	2.4	18.8	3.5	3.8	4.1	4.4
EBT	30.0	20.9	41.6	30.3	33.2	36.4	40.0
Income taxes [6]	9.9	4.2	14.8	10.9	11.9	13.1	14.4
GAAP Net Income	$20.1	$16.6	$26.8	$19.4	$21.2	$23.3	$25.6
Add back: Non-recurring items, net of tax	$0.0	$10.0	($9.6)	$0.0	$0.0	$0.0	$0.0
Non-GAAP Net income	$20.1	$26.7	$17.2	$19.4	$21.2	$23.3	$25.6
Non-GAAP EPS	$0.88	$1.15	$0.74	$0.83	$0.92	$1.00	$1.10
Fully Diluted Shares Outstanding	23.0	23.1	23.2	23.2	23.2	23.2	23.2
Non-GAAP EBITDA [7]	$31.9	$36.0	$30.9	$35.7	$39.4	$43.1	$46.2
Non-GAAP EBIT [7]	$27.8	$31.0	$24.3	$26.7	$29.4	$32.3	$35.6
Growth Analysis/Assumptions:							
Revenue growth	26.4%	19.2%	23.3%	10.0%	10.0%	10.0%	10.0%
Margin Analysis/Assumptions:							
Gross margin	49.5%	47.0%	42.3%	42.3%	42.3%	42.3%	42.3%
R&D	4.2%	4.2%	4.8%	4.8%	4.8%	4.8%	4.8%
SG&A	22.1%	32.0%	27.1%	26.4%	26.4%	26.4%	26.4%
EBITDA margin [2]	21.3%	20.2%	14.1%	14.8%	14.8%	14.7%	14.3%
Operating margin [2]	18.6%	17.4%	11.0%	11.0%	11.0%	11.0%	11.0%
Profit margin [2]	13.4%	15.0%	7.8%	8.0%	8.0%	8.0%	7.9%
Tax Rate	33.0%	20.3%	36.0%	36.0%	36.0%	36.0%	36.0%

Notes:

(1) Data reflects internal management estimate of Meteor financial performance without the contribution of the Apollo division and historical performance.
(2) Sensitivity case based on 10% growth rate with expense ratios equal to management estimates for FY2006E.
(3) Assumes 10% long-term revenue growth for FY2007E-FY2010E.
(4) Assumes operating expenses are held constant as a % of sales for FY2007E-FY2010E, based on FY2006E levels.
(5) Assumed Meteor earns 4.0% interest on cash for FY2007E-FY2010E.
(6) Assumes Meteor is taxed at 36% for FY2007E-FY2010E, based on guidance from Meteor management.
(7) Excludes non-recurring items and one-time charges.

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Discounted Cash Flow – *10% Growth Sensitivity Case*

($ in millions)

		Discount Rate				
		10.0%	12.5%	15.0%	17.5%	20.0%
PV of Free Cash Flows (2007 to 2010)		$ 23.5	$ 22.2	$ 21.1	$ 20.0	$ 19.0
Plus: Present Value of Terminal Value		10.0%	12.5%	15.0%	17.5%	20.0%
Based on Multiple of 2010E EBITDA (1):	8.0x	252.2	230.5	211.1	193.7	178.1
	9.0x	283.7	259.3	237.5	217.9	200.3
	10.0x	315.2	288.1	263.9	242.1	222.6
Equals: Enterprise Value		10.0%	12.5%	15.0%	17.5%	20.0%
Based on Multiple of 2010E EBITDA (1):	8.0x	275.7	252.7	232.2	213.7	197.1
	9.0x	307.2	281.5	258.5	237.9	219.3
	10.0x	338.7	310.4	284.9	262.1	241.6
Plus: Net Cash (2)		$ 84.3	$ 84.3	$ 84.3	$ 84.3	$ 84.3
Equals: Equity Value		10.0%	12.5%	15.0%	17.5%	20.0%
Based on Multiple of 2010E EBITDA (1):	8.0x	360.0	337.1	316.5	298.0	281.4
	9.0x	391.5	365.9	342.9	322.2	303.6
	10.0x	423.1	394.7	369.3	346.4	325.9
Divided by: Fully Diluted Shares Outstanding		23.3	23.3	23.3	23.3	23.3
Equals: Equity Value Per Share		10.0%	12.5%	15.0%	17.5%	20.0%
Based on Multiple of 2010E EBITDA (1):	8.0x	$ 15.47	$ 14.48	$ 13.60	$ 12.80	$ 12.09
	9.0x	16.82	15.72	14.73	13.84	13.05
	10.0x	18.18	16.96	15.87	14.88	14.00

Notes:

(1) Terminal Value is based on a multiple of FY2010E EBITDA of $46.2 million.

(2) Net Cash as of June 30, 2006, assuming $35.1 million net cash proceeds from the sale of AOA.

Sensitivity case based on 10% growth rate with expense ratios equal to management estimates for FY2006E.

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# Discounted Cash Flow – *Sensitivity Analysis*

*($ in millions)*

**Implied Enterprise Value**[1]

| Assumed Long-Term Revenue Growth Rate | Assumed Multiple of 2010 EBITDA[2] 7.0x | 8.0x | 9.0x | 10.0x | 11.0x |
|---|---|---|---|---|---|
| 17.5% | $ 291.2 | $ 323.7 | $ 356.3 | $ 388.8 | $ 421.3 |
| 15.0% | 270.3 | 300.6 | 331.0 | 361.3 | 391.7 |
| 12.5% | 250.6 | 278.9 | 307.2 | 335.5 | 363.8 |
| 10.0% | 232.2 | 258.5 | 284.9 | 311.3 | 337.7 |
| 7.5% | 214.8 | 239.4 | 264.0 | 288.6 | 313.2 |
| 5.0% | 198.6 | 221.5 | 244.5 | 267.4 | 290.4 |
| 2.5% | 183.4 | 204.8 | 226.2 | 247.6 | 269.0 |
| 0.0% | 169.3 | 189.2 | 209.1 | 229.1 | 249.0 |
| Plus: Net Cash[3] | $ 84.3 | $ 84.3 | $ 84.3 | $ 84.3 | $ 84.3 |

**Equals: Equity Value**

| Assumed Long-Term Revenue Growth Rate | Assumed Multiple of 2010 EBITDA[2] 7.0x | 8.0x | 9.0x | 10.0x | 11.0x |
|---|---|---|---|---|---|
| 17.5% | $ 375.5 | $ 408.1 | $ 440.6 | $ 473.1 | $ 505.6 |
| 15.0% | 354.6 | 385.0 | 415.3 | 445.7 | 476.0 |
| 12.5% | 335.0 | 363.3 | 391.6 | 419.9 | 448.2 |
| 10.0% | 316.5 | 342.9 | 369.3 | 395.6 | 422.0 |
| 7.5% | 299.2 | 323.8 | 348.4 | 373.0 | 397.6 |
| 5.0% | 282.9 | 305.9 | 328.8 | 351.7 | 374.7 |
| 2.5% | 267.8 | 289.1 | 310.5 | 331.9 | 353.3 |
| 0.0% | 253.6 | 273.5 | 293.5 | 313.4 | 333.3 |

Divided by: Fully Diluted Shares Outstanding

**Equity Value per Share**

| Assumed Long-Term Revenue Growth Rate | Assumed Multiple of 2010 EBITDA[2] 7.0x | 8.0x | 9.0x | 10.0x | 11.0x |
|---|---|---|---|---|---|
| 17.5% | $ 16.13 | $ 17.53 | $ 18.93 | $ 20.33 | $ 21.73 |
| 15.0% | 15.24 | 16.54 | 17.84 | 19.15 | 20.45 |
| 12.5% | 14.39 | 15.61 | 16.82 | 18.04 | 19.26 |
| 10.0% | 13.60 | 14.73 | 15.87 | 17.00 | 18.13 |
| 7.5% | 12.85 | 13.91 | 14.97 | 16.02 | 17.08 |
| 5.0% | 12.16 | 13.14 | 14.13 | 15.11 | 16.10 |
| 2.5% | 11.50 | 12.42 | 13.34 | 14.26 | 15.18 |
| 0.0% | 10.90 | 11.75 | 12.61 | 13.47 | 14.32 |

**Notes:**

*(1) Assumes FY2007E-FY2010E free cash flows and terminal value are discounted at 15.0% discount rate.*

*(2) Terminal Value is based on a multiple of FY2010E EBITDA of $46.2 million.*

*(3) Net Cash as of June 30, 2006, assuming $35.1 million net cash proceeds from the sale of Apollo.*

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